                                                                 Exhibit 10.64


                                  WARRANT AGREEMENT

                                       BETWEEN

                                  NATIONSBANK, N.A.

                                         AND

                             VITAS HEALTHCARE CORPORATION

                                  September 1, 1997

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                               TABLE OF CONTENTS

                                    ARTICLE 1
                             CERTAIN DEFINITIONS

                                    ARTICLE 2
                           ORIGINAL ISSUE OF WARRANTS

2.1    Form of Warrant Certificates..........................................  5
2.2    Legend................................................................  5
2.3    Delivery of the Warrants..............................................  5

                                    ARTICLE 3
                              EXERCISE OF WARRANTS

3.1    Exercise Price........................................................  6
3.2    Restrictions on Exercise; Expiration..................................  6
3.3    Method of Exercise; Payment of Exercise Price.........................  6
3.4    Dividends and Distributions...........................................  8
3.5    Stockholder Rights....................................................  8

                                    ARTICLE 4
                                   ADJUSTMENTS

4.1    Adjustments...........................................................  9
4.2    Termination of Right of Exercise on Fundamental Corporate Changes..... 12
4.3    Statements in the Warrants............................................ 13
4.4    Fractional Interests.................................................. 13
4.5    No Dilution or Impairment............................................. 13

                                    ARTICLE 5
                   RESERVATION AND AUTHORIZATION OF COMMON SHARES

5.1    Reservation and Authorization......................................... 13
5.2    Covenant Regarding Securities......................................... 13
5.3    Registration.......................................................... 13

                                    ARTICLE 6
                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

6.1    Transfer and Exchange................................................. 14

                                    ARTICLE 7
                              REGISTRATION RIGHTS

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                                    ARTICLE 8
                                  MISCELLANEOUS

8.1    Loss or Mutilation.................................................... 17
8.2    Payment of Taxes...................................................... 17
8.3    Notices............................................................... 17
8.4    Governing Law......................................................... 18
8.5    Assignment; Successors................................................ 18
8.6    Counterparts.......................................................... 18
8.7    Amendments............................................................ 18
8.8    Headings.............................................................. 19
8.9    Third Party Beneficiaries............................................. 19
8.10   Severability.......................................................... 19
8.11   No Inconsistent Agreements............................................ 19





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                          WARRANT AGREEMENT

     WARRANT AGREEMENT, dated as of September 1, 1997 (this "Agreement"), between VITAS HEALTHCARE CORPORATION, a Delaware corporation (the
"Corporation"), and NATIONSBANK, N.A. (successor by merger of NationsBank, N.A. (South) ("NationsBank").

     WHEREAS, pursuant to the terms of an Amendment No. 7 dated as of September 1, 1997 ("Amendment No. 7") to Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995, as amended, among the Corporation, NationsBank, as Agent, and NationsBank, as Lender (as previously amended and as amended by Amendment No. 7, the "Credit Agreement"), NationsBank, among other things, has agreed to continue to make available to the Corporation loans of up to $32,000,000 (the "Loans"), which Loans are evidenced by Notes of the Corporation in favor of NationsBank (the "Notes");

     WHEREAS, in order to induce NationsBank to enter into Amendment No. 7, the Corporation has agreed to execute and deliver to NationsBank 291,918 stock purchase warrants ("Warrants") issued pursuant to this Agreement entitling the Holder(s) (as defined herein) thereof to purchase from the Corporation an aggregate of 291,918 shares (the "Warrant Shares") of the Corporation's common stock, par value $.001 per share ("Common Stock"), at the Exercise Price (as defined herein), subject to adjustment as provided in
Article 4 hereof, at any time on or after the date hereof and before 5:00 P.M., New York City time, on the Expiration Date (as defined herein), subject to the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the foregoing and of the agreements contained in the Credit Agreement, and for the purpose of defining the terms and provisions of the Warrants and Warrant Shares and the respective rights and obligations thereunder of the Corporation and the Holder(s), the Corporation and NationsBank hereby agree as follows:

                                 ARTICLE 1
                           CERTAIN DEFINITIONS


     For all purposes of this Agreement, except as otherwise expressly provided:

          (a) the terms defined in this Article 1 have the meanings assigned to them in this Article, and include the plural as well as the singular; and

           (b) the words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Agreement as a whole and not to any particular article, section or other subdivision.

     "Adjustment Period" shall mean the period of five (5) consecutive trading days selected by the Board of Directors in its sole discretion, during the twenty (20) trading days preceding, and including the date as of which the Fair Market Value of a security is to be determined.

     "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with" and "controlled by"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting stock, by agreement or otherwise; provided, however, that beneficial ownership of 25% or more of the total voting power of all outstanding stock of a Person shall be deemed to be control of such Person.

     "Agreement" has the meaning set forth in the preamble hereto.

     "Amendment No. 7" has the meaning set forth in the preamble hereto.

     "Board of Directors" means the board of directors of the Corporation.

     "Business Day" means any day which is not a Saturday, Sunday or a day on which banking institutions in the States of New York or Florida are not authorized or obligated by law, executive order, regulation or governmental decree to close.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" has the meaning set forth in the preamble hereto.

      "Corporation" has the meaning set forth in the preamble hereto.

      "Current Market Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for any given day shall mean the last reported sales price, regular way, or, in case no sale takes place on such day, the average reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such security is not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market or, if such security is not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ, or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors.

      "Credit Agreement" has the meaning set forth in the preamble hereto.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

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

     "Exempt Securities" shall mean the issuance of (a) Warrant Shares or other securities issuable pursuant to the Warrants; (b) securities of the Corporation issued upon the exercise, conversion or exchange of securities of the Corporation issued prior to the date hereof; (c) shares of Common Stock or other Corporation securities issued or issuable as a result of adjustments under Section 4 or other applicable provisions of the Series B Certificate of Designation or similar provisions of other convertible securities; (d) any securities of the Corporation issued in exchange for assets or securities in a merger, consolidation, sale or purchase of assets or other business combination transaction approved by the Board of Directors; (e) any securities issuable or any adjustment made or to be made to the Warrants or Warrant Shares under Article 4 of this Agreement; (f) any rights or other securities issued or issuable pursuant to a stockholder rights agreement under which the Board of Directors would declare a dividend of one preferred (or common) share purchase right for each outstanding share of Common Stock provided that such stockholder rights agreement results in equivalent dividends on Warrant Shares; (g) any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan; (h) any shares of Common Stock in a public offering registered under the Securities Act; (i) any shares of Common Stock or options or rights to purchase such shares pursuant to any stock option or bonus plan or plans now or hereafter adopted by the Corporation (including any stock appreciation rights or employee stock ownership plan) for the benefit of directors, officers, employees and/or consultants of the Corporation and/or its subsidiaries or pursuant to any employee benefit plan or program now or hereafter adopted by the Corporation for the benefit of its employees and/or employees of its subsidiaries, or pursuant to any specific grant not pursuant to any plan or program that is approved by the Corporation's Board of Directors; or (j) the issuance or repurchase of Corporation securities on or prior to the date the Warrants are first issued (or any subsequent issuances of Common Stock, 9% Preferred Stock or Series B Preferred Stock issued pursuant to warrants, options or rights previously granted, outstanding or issued on the date the Warrants are first issued).

     "Exercise Price" has the meaning set forth in Section 3.1 hereof.

     "Expiration Date" means September 1, 2007.

     "Extraordinary Distribution" shall mean any dividend or other distribution with respect to the Common Stock (effected while any of the Warrants are outstanding) of any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation (other than securities of the type referred to in Section 4.1(c)), evidences of indebtedness of the Corporation or any other person or any other property other than cash (including shares of any subsidiary of the Corporation), or any combination thereof.

     "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which are publicly traded, the average of the Current Market Prices of such shares or securities for each day of the Adjustment Period. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined in good faith by the Board of Directors in its sole discretion.

     "Holders" shall mean NationsBank or an Affiliate thereof and such other Persons to whom NationsBank or an Affiliate thereof transfers Warrants in compliance with the terms of this Agreement and each subsequent permitted transferee.

     "NationsBank" has the meaning set forth in the preamble hereto.

     "9% Certificate of Designation" shall mean the Certificate of Designation, Preferences and Other Rights of the 9.0% Cumulative
Nonconvertible Preferred Stock of the Corporation, as amended from time to time.

     "9% Preferred Stock" shall mean the 9.0% Cumulative Nonconvertible Preferred Stock of the Corporation, par value $1.00 per share, which is issued under the 9% Certificate of Designation.

     "Notes" has the meaning set forth in the preamble hereto.

     "Person" shall mean a natural person, partnership, corporation, association, joint stock company, trust, joint venture, unincorporated association, governmental entity or any department, agency or political subdivision thereof, or other entity.

     "Private Placement Legend" means the legend in the form set forth in
Section 2.2 hereof.

     "Qualified Initial Public Offering" shall mean public offering of the Corporation's Common Stock resulting in gross proceeds to the Corporation of not less than $12 million and at a total market capitalization of the common equity of the Corporation at that time of not less than $60 million.

     "Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated as of June 4, 1993 among the Corporation, certain stockholders of the Corporation, Cherned Corporation and the investors identified on Schedule A thereto.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Series B Certificate of Designation" shall mean the Certificate of Designation, Preferences and Other Rights of the Series B Convertible Preferred Stock of the Corporation, as amended from time to time.

     "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock of the Corporation, par value $1.00 per share, which is issued under the Series B Certificate of Designation.


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


     "Warrants" has the meaning set forth in the preamble hereto.

     "Warrant Certificate" has the meaning set forth in Section 2.1 hereto.

     "Warrant Shares" has the meaning set forth in the preamble hereto.


                                  ARTICLE 2
                          ORIGINAL ISSUE OF WARRANTS

     2.1 Form of Warrant Certificates. Any certificate representing the Warrants (a "Warrant Certificate"), the form of which is attached hereto as Exhibit A, shall be detachable from the Credit Agreement and any Notes and shall be dated the date on which it is signed by a duly authorized officer of the Corporation and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement.

     2.2 Legend. Subject to the provisions hereof, each Warrant Certificate and each certificate representing securities acquired upon exercise of the Warrants shall bear the following legend on the face thereof:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AGREEMENT WHICH INCLUDES A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD OR TRANSFERRED WITHOUT REGISTRATION OR COMPLIANCE WITH EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER.

     A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class of stock of the Corporation authorized to be issued, and the qualifications, limitations or restrictions of such preferences and/or rights, will be furnished to any stockholder without charge upon request to the Secretary of the Corporation.

     2.3  Delivery of the Warrants

     This Agreement contemplates the issuance of up to 291,918 Warrants, subject to adjustment as provided herein. Concurrently with the execution and delivery of this Agreement,

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


the Corporation shall issue to NationsBank or an Affiliate thereof in connection therewith (but detachable therefrom) a Warrant Certificate for 291,918 Warrants.


                                   ARTICLE 3
                             EXERCISE OF WARRANTS

     3.1  Exercise Price.

     The Warrant Certificate shall entitle the Holders thereof, subject to the provisions of this Agreement, to purchase an aggregate of two hundred ninety-one thousand nine hundred eighteen (291,918) Warrant Shares at a per share purchase price (the "Exercise Price") of $.01, subject to the limitations and adjustments as provided in Article 4 hereof; provided, however, that in no event shall the exercise price per share of Common Stock be less than the par value of such Common Stock.

     3.2 Restrictions on Exercise; Expiration. Subject to the limitations and adjustments as provided herein, on or before the Expiration Date, the Warrants may be exercised on any Business Day as to all or any portion of the Warrant Shares for which the Warrants are then exercisable as follows: (a) as of the date of this Agreement and the issuance of the Warrant Certificate, the number of Warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise of such Warrants, shall be none; (b) in the event the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to April 29, 1998, the number of Warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise of such Warrants, shall be 97,306 effective as of April 30, 1998; (c) in the event the Corporation shall not have been paid in full its Obligations (as defined in the Credit Agreement) on or prior to July 30, 1998, the number of warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise of such Warrants, shall be automatically increased to 194,612 effective as of July 31, 1998; and (d) in the event the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to September 29, 1998, the number of Warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise of such Warrants, will be automatically increased to 291,918 effective as of September 30, 1998. The Exercise Price shall not be adjusted by reason of any such increase in the number of Warrants which may be exercised and in the number of Warrant Shares issuable upon such exercise. If any of the Warrants are not exercised by 5:00 p.m., New York City time, on the Expiration Date, this Agreement and all unexercised Warrants shall expire and all rights of the Holders hereunder and thereunder shall terminate unless otherwise provided herein or therein.

     3.3  Method of Exercise; Payment of Exercise Price.

     (a) In order to exercise any of the Warrants, the Holder thereof must provide written notice to the Corporation at its address set forth in Section
8.3 hereof in the form attached hereto as Exhibit B specifying the number of Warrants being exercised. Such notice shall be


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

accompanied by Warrant Certificates representing not less than the number of Warrants being exercised, together with payment in full of the per share Exercise Price multiplied by the number of Warrant Shares to be purchased pursuant to the exercise. The Exercise Price shall be payable at the option of the Holder, by wire transfer, certified check, official bank check or bank cashier's check payable to the order of the Corporation.

     (b) In lieu of exercising Warrants pursuant to Section 3.3(a), the Holder shall have the right to require the Corporation to convert the Warrants, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrendering to the Corporation at its address set forth in Section 8.3 hereof the Warrant Certificate evidencing the Warrants to be converted, accompanied by the form of conversion notice attached hereto as Exhibit C which has been duly completed and signed. Upon exercise of the Conversion Right, the Corporation shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Article 4), by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right. Any references in this Agreement to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

     (c) If the number of Warrants being exercised is less than the number of Warrants represented by the Warrant Certificate(s) tendered in connection with the exercise, the Corporation shall issue new Warrant Certificate(s) for the unexercised Warrants in accordance with instructions contained in the notice of exercise and this Agreement.

     (d) Upon exercise of any Warrant in conformity with the foregoing provisions, the Corporation shall (i) transfer promptly to, or upon the written order of, the Holder of such Warrant, appropriate evidence of ownership of any Warrant Shares or other securities or property (including money) to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder thereof, (ii) deliver such evidence of ownership and any other securities or property (including money) to the person or persons entitled to receive the same, and (iii) reissue, as the case may be, a Warrant Certificate for any unexercised Warrants. Each new Warrant Certificate so issued shall bear the legend set forth in Section 2.2 if the Warrant Certificate presented in connection with partial exercise thereof bore such legend except to the extent that some or all of the transfer restrictions referred to in such legend or this Agreement are no longer applicable pursuant to Article 6 or as a result of registration of the Warrant Shares pursuant to Article 7. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender to the Corporation for exercise of the Warrant Certificate representing such Warrant being exercised and accompanied by the notice required

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

under Section 3(a) or 3(b), as the case may be, for all purposes of this Agreement, the person entitled to receive any Warrant Shares or other securities or property deliverable upon such exercise shall, as between such person and the Corporation, be deemed to be the Holder of such Warrant Shares or other securities or property of record as of the close of business on such date and shall be entitled to receive any Warrant Shares or other securities or property (including money) to which such person would have been entitled had such person been the record holder of such Warrant Shares or other securities or property on such date.

     3.4 Dividends and Distributions. For so long as any of the Warrants remain outstanding and unexercised, the Corporation will, upon the declaration of a cash dividend upon its Common Stock or other distribution to the holders of its Common Stock (other than a dividend payable in shares of the Corporation's Common Stock) and at least twenty (20) calendar days prior to the record date for such dividend or other distribution (or if no record date is specified, twenty (20) calendar days prior to the taking of the action), notify the Holders of such declaration, which notice will contain, at a minimum, the following information: (i) the date of the declaration of the dividend or distribution, (ii) the amount of such dividend or distribution, (iii) the record date of such dividend or distribution, and
(iv) the payment date or distribution date of such dividend or distribution. The failure to give the notice required by this Section 3.4 or any defect therein shall not affect the legality or validity of such dividend or distribution.

     3.5  Stockholder Rights.

     (a) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Corporation or any other matter, or any rights whatsoever as a stockholder of the Corporation.

     (b) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as imposing any obligation on the registered Holders thereof to purchase any securities or as imposing any liabilities on such Holders as stockholders of the Corporation, whether such obligation or liabilities are asserted by the Corporation or by creditors of the Corporation (except for indemnities and other obligations in connection with registration rights).

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

                                   ARTICLE 4
                                  ADJUSTMENTS

     4.1 Adjustments. The Exercise Price and the number of Warrant Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

     (a) Intentionally Omitted.

     (b) Adjustments for Changes in Common Stock. Subject to the provisions of Section 4.1(e), in the event the Corporation shall, at any time or from time to time while any of the Warrants are outstanding, (i) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock or (ii) subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation or otherwise, then, in such event, each Warrant will automatically, without any action on the part of the Holder or the Corporation, become exercisable for that number of Warrant Shares equal to the number of Warrant Shares for which a Warrant was exercisable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately before such event. An adjustment pursuant to this Section 4.1(b) shall be effective upon payment of such dividend or distribution in respect of the Common Stock and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof. Concurrently with the automatic adjustment pursuant to this Section 4.1(b), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately before the event by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event.

     (c) Below Market Issuances. Subject to the provisions of Section 4.1(e), in the event the Corporation shall, at any time or from time to time while any of the Warrants are outstanding, sell or issue shares of Common Stock (other than in a transaction subject to Section 4.1(b)), any security convertible into shares of Common Stock or any option, right or warrant to purchase shares of Common Stock for no consideration or at a purchase price per share of Common Stock, or conversion price in the case of a security convertible into Common Stock, less than the Fair Market Value of a share of Common Stock on the date of issuance of such Common Stock, security convertible into Common Stock, option, right or warrant, then, in such event, each Warrant will automatically, without any action on the part of the holder thereof or the Corporation, become exercisable for that number of Warrant Shares equal to the number of Warrant Shares for which a Warrant was exercisable immediately before such sale or issuance of Common Stock, securities convertible into Common Stock, options, rights or warrants multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately before such sale or issuance of Common Stock, securities convertible into Common Stock, options, rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon the sale or issuance of the Common Stock or upon exercise in full of all

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


such conversion rights, options, rights and warrants and the denominator of which is the number of shares of Common Stock outstanding immediately before such sale or issuance of Common Stock, securities convertible into Common Stock, options, rights or warrants plus the number of shares of Common Stock which could be purchased at the Fair Market Value of a share of Common Stock at the time of such sale or issuance for the maximum aggregate consideration payable upon the sale or issuance of the Common Stock or upon exercise in full of all such conversion rights, options, rights or warrants. Concurrently with the automatic adjustment pursuant to this Section 4.1(c), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately before such sale or issuance of Common Stock, securities convertible into Common Stock, options, rights or warrants by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately before such sale or issuance of Common Stock, securities convertible into Common Stock, options, rights or warrants plus the number of shares of Common Stock which could be purchased at the Fair Market Value of a share of Common Stock at the time of such sale or issuance for the maximum aggregate consideration payable upon the sale or issuance of the Common Stock or upon exercise in full of all such conversion rights, options or warrants, and the denominator of which is the number of shares of Common Stock outstanding immediately before such sale or issuance of Common Stock, securities convertible into Common Stock, options, rights or warrants plus the maximum number of shares that could be acquired upon the sale or issuance of the Common Stock or upon the exercise in full of all such conversion rights, options, rights and warrants. For purposes of this Section 4.1(c), all shares of Common Stock issuable upon the conversion of such convertible securities or upon exercise of such options, warrants or rights shall be deemed to have been issued, for the purpose of computing the number of Warrant Shares for which a Warrant is exercisable and the Exercise Price hereunder, as of the time such convertible securities, options, warrants or rights are issued or sold. If any rights of conversion or exercise of such convertible securities, options, rights or warrants shall expire without having been exercised, the number of Warrants Shares for which a Warrant is exercisable and the Exercise Price shall forthwith be automatically adjusted to be the number of Warrant Shares for which a Warrant is exercisable and the Exercise Price that would have been in effect had an adjustment been made on the basis that the only shares of Common Stock issued or sold were those actually issued upon the conversion or exercise of such convertible securities, options, rights or warrants. For purposes of this Section 4.1(c), the date of issuance of options for shares of Common Stock shall mean the date of their grant. For purposes of this Section 4.1(c), "Common Stock outstanding shall mean all shares of Common Stock outstanding on a fully diluted basis, as if all securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock and any outstanding options, warrants or other rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock had been fully exercised (and the resulting securities converted into or exchanged for Common Stock), but excluding shares of Common Stock issuable upon exercise of the Warrants.

     (d)     Extraordinary Distributions. Subject to the provisions of
Section 4.1(e) and Section 4.2, in the event the Corporation shall, at any time or from time to time while any of the Warrants are outstanding, make an Extraordinary Distribution in respect of the Common Stock, whether by dividend, distribution, reclassification of shares or recapitalization of the Corporation



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(including recapitalization or reclassification effected by a merger or consolidation in which the Corporation is the surviving entity) then, in such event, each Warrant will automatically, without any action on the part of the holder thereof or the Corporation, become exercisable for that number of Warrant Shares equal to the number of Warrant Shares for which a Warrant was exercisable immediately before such Extraordinary Distribution multiplied by a fraction the numerator of which is the product of (a) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution multiplied by (b) the Fair Market Value of a share of Common Stock on the record date with respect to an Extraordinary Distribution and the denominator of which is (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution multiplied by (y) the Fair Market Value of a share of Common Stock on the record date with respect to an Extraordinary Distribution minus (ii) the Fair Market Value of the Extraordinary Distribution. The Corporation shall send each Holder notice of its intent to make any Extraordinary Distribution at the same time as, or as soon as practicable after, such offer is first communicated (including by announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading) to holders of Common Stock. Such notice shall indicate the intended record date and the amount and nature of such distribution, as well as the Exercise Price and the number of Warrant Shares for which a Warrant may be exercised at such time. Concurrently with the automatic adjustment pursuant to this Section 4.1(d), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately before such Extraordinary Distribution by a fraction the numerator of which is (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution multiplied by (y) the Fair Market Value of a share of Common Stock on the record date with respect to an Extraordinary Distribution, minus (ii) the Fair Market Value of the Extraordinary Distribution and the denominator of which is the product of (a) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution multiplied by (b) the Fair Market Value of a share of Common Stock on the record date with respect to an Extraordinary Distribution.

     (e) Exempt Securities. Notwithstanding any other provision herein to the contrary, the issuance of any Exempt Securities shall not be deemed to constitute an issuance of Common Stock or other security of the Corporation (or in the case of any repurchase, any Extraordinary Distribution) for purposes of the foregoing anti-dilution provisions.

     (f) De Minimis Adjustments. Notwithstanding any other provisions of this Section 4.1, the Corporation shall not be required to make (i) any adjustment of the number of Warrant Shares or the Exercise Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the aggregate number of Warrant Shares for which Warrants are exercisable at that time, or (ii) any adjustment of the Exercise Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) of the number of Warrant Shares for which Warrants are exercisable at that time or an increase or decrease of at least one percent (1%) of the Exercise Price, whichever the case may be. If any action would require adjustment of the Exercise

Price pursuant to more than one paragraph of Section 4.1, only one adjustment shall be made as determined in good faith by the Board of Directors of the Corporation.


     (g) Notice of Adjustment. Whenever an adjustment to the Exercise Price or number of Warrants and Warrant Shares is required pursuant to this
Section 4.1, the Corporation shall forthwith place on file with the transfer agent for the Common Stock, if any, and with the Treasurer of the Corporation, a statement signed by the Treasurer or Assistant Treasurer of the Corporation stating the adjusted number of Warrant Shares and the Exercise Price determined as provided herein. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment, including any determination of Fair Market Value involved in such computation. Promptly after each adjustment to the number of Warrant Shares for which Warrants are exercisable or the Exercise Price, the Corporation shall mail a notice thereof and of the then prevailing number of Warrant Shares for which Warrants are exercisable and the Exercise Price to each Holder.

     4.2 Termination of Right of Exercise on Fundamental Corporate Changes. Notwithstanding anything herein to the contrary, and subject to the notice requirements of this Section 4.2, if the Corporation shall be a party to any transaction which involves any consolidation or merger of the Corporation with another corporation, or any sale of all or substantially all of the assets of the Corporation to another corporation, and which is effected in such a way that the holders of Common Stock shall be entitled to receive cash, stock, securities or other assets with respect to or in exchange for Common Stock, then the right to exercise the Warrants and thereby to purchase shares of Common Stock shall terminate at the close of business on the date as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for cash, securities or other assets deliverable upon such consolidation, merger or sale of all or substantially all of the assets of the Corporation. In case the Corporation shall enter into any agreement or understanding or the Board of Directors shall adopt any resolution authorizing or proposing any transaction of the type described in this Section 4.2, or with respect to a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then in any such event the Corporation promptly shall cause to be mailed, by registered or certified mail, postage paid, to the Holder of this Warrant at such Holder's last address appearing on the records of the Corporation at the earliest practicable time (and, in any event, not later than the later of (i) the date the proxy materials (if any) are first distributed (or other notice is first given) to the Corporation's shareholders regarding the proposed transaction, or (ii) 20 days before the effective date (or record date, if earlier) of such proposed transaction), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other such transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of securities and property purchasable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the shares of Common Stock or other securities or property purchasable upon exercise of the Warrants shall be entitled to exchange their shares or other securities or property for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other such transaction, as the case may be.

     4.3 Statements in the Warrants. Notwithstanding any adjustment in the Exercise Price or the number or kind of Warrant Shares purchasable upon the exercise of the Warrants, the Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificate initially issued pursuant to this Agreement.

     4.4 Fractional Interests. In computing adjustments under this Article 4, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any exercise of the Warrants, but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the Market Price of a whole share of Common Stock on the business day preceding the day of exercise.

     4.5 No Dilution or Impairment. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times, in good faith, assist in carrying out all such actions as may be reasonably necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment as set forth in this Agreement.

                                 ARTICLE 5
               RESERVATION AND AUTHORIZATION OF COMMON SHARES

     5.1 Reservation and Authorization. The Corporation shall at all times reserve and keep available for issuance upon exercise of the Warrants such number of its duly authorized but unissued shares of Common Stock or other securities of the Corporation purchasable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such shares of Common Stock or other securities to be delivered to the Holders of the Warrants upon their request for delivery of such, and all such shares of Common Stock or other securities shall, at all times, be duly approved for listing, subject to official notice of issuance, on each securities exchange, if any, on which such shares of Common Stock or other securities are then listed.

     5.2 Covenant Regarding Securities. The Corporation covenants that all shares of Common Stock or other securities of the Corporation that may be issued upon the exercise of the Warrants will, upon issuance, be (a) duly authorized, validly issued, fully paid and nonassessable, (b) free from preemptive and any other similar rights and (c) free from any taxes, liens, charges or security interest with respect thereto except transfer taxes and Florida documentary stamp taxes to the extent applicable thereto.

     5.3 Registration. If the Warrant Shares or any securities of the Corporation issuable to NationsBank upon the exercise of the Warrants require registration with, or approval of, any governmental authority (in addition to such as the Corporation is required to obtain pursuant to

Article 7 hereof), or the taking of any other action (in addition to such as the Corporation is required to obtain pursuant to Article 7 hereof), under the laws of the United States of America or any state or political subdivision thereof, before such securities may be validly offered or sold in compliance with such laws, then the Corporation covenants that it will, in good faith and as expeditiously as practicable, endeavor to secure and maintain such registration or approval or to take such other action, as the case may be; provided, however, that the Corporation will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject; provided, further, that the expenses of such registration shall be allocated in accordance with the provisions of the Registration Rights Agreement.

                                 ARTICLE 6
              WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

     6.1  Transfer and Exchange.

     (a) Warrant Register. The Corporation shall keep and maintain at its office a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of the Warrant Certificates on the Corporation's records and transfers or exchanges of the Warrant Certificates as herein provided.

     (b) Restrictions on Transfer. (i) Each of NationsBank and its Affiliates who are issued Warrants pursuant to this Warrant Agreement (A) represents that it is acquiring the Warrants for its own account for investment and not with a view to any distribution or public offering within the meaning of the Securities Act, except in any case pursuant to the registration of such Warrants or Warrant Shares under the Securities Act or any state securities or "blue sky" laws or pursuant to a valid exemption from such registration requirement, (B) acknowledges that the Warrants and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act or any state securities or "blue sky" laws and (C) agrees that it will not sell or otherwise transfer any of its Warrants or Warrant Shares except upon the terms and conditions specified herein and that it will cause any transferee thereof to agree to take and hold the same subject to the terms and conditions specified herein, (D) acknowledges that any transfer agent now or hereafter employed or utilized by the Corporation shall be instructed not to effect transfer of the Warrants or the Warrant Shares issuable upon exercise thereof without prior authorization from the Corporation in accordance with the terms hereof (or, if the Corporation serves as its own transfer agent, a notation shall be made in the Corporation's records indicating the transfer restrictions to which the Warrants and Warrant Shares issuable upon exercise thereof are subject and that the Warrants and the Warrant Shares may only be transferable in accordance with this Agreement); and (E) represents it (I) is an "accredited investor" (as defined in Rule 501(a)(1) of Regulation D promulgated under the Securities Act by the Commission);(II) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Warrants and Warrant Shares issuable upon exercise of the Warrants; (III) is able to bear the complete loss of its investment in the Warrants and Warrant Shares issuable upon exercise of the Warrants; (IV) has had the opportunity to ask questions of, and receive answers from, the Corporation and its management concerning the terms and conditions of the offering of the Warrants and Warrant Shares issuable upon exercise of the Warrants and to obtain additional information; and (V) is not relying upon any statements or instruments made or issued by any person other than the Corporation in making its decision to invest in the Warrants and Warrant Shares issuable upon exercise of the Warrants; and (ii) each of NationsBank and its Affiliates who are issued Warrants pursuant to this Agreement (A) is domiciled in North Carolina and received its offer to purchase Warrants and Warrant Shares in North Carolina; (B) understands that the Warrants and Warrant Shares issuable upon exercise of the Warrants will be considered restricted securities within the meaning of Rule 144 under the Securities Act; that Rule 144 may not be available for exemption from the registration requirements of the Securities Act for the sale of such restricted securities; that if Rule 144 is available, sales may be made in reliance upon Rule 144 only in accordance with the terms and conditions of Rule 144, which among other things generally requires that the securities be held for at least one year and that the sales shall be made in limited amounts; and that, if an exemption for such sales by such holder of the Warrants or the Warrant Shares is not available, registration of the securities may be required, but that the Corporation is under no obligation to register the securities or to facilitate compliance or to comply with any exemption except pursuant to Article 7 of this Agreement; and (C) agrees that it will not sell, transfer, hypothecate, or otherwise dispose of any of the Warrants and Warrant Shares issuable upon exercise of the Warrants, except in compliance with the Securities Act and applicable securities laws.

     (c) Right of First Refusal. Notwithstanding any other provision of this Agreement, until the Corporation consummates a Qualified Initial Public Offering, no assignment, transfer or sale of any Warrants or any Warrant Shares (other than a sale to an Affiliate) shall be made except in compliance with this Agreement and the following right of first refusal:

          (i) If any Holder of Warrants or Warrant Shares (the "Selling Warrant Holder") desires to dispose of any Warrants or Warrant Shares, (the "Offered Warrant Securities"), except as otherwise permitted hereunder, such Selling Warrant Holder shall first give written notice (the "Warrant Securities Offer Notice") to the Corporation. A Warrant Securities Offer Notice shall (A) indicate that such Selling Warrant Holder wishes to dispose of the Offered Warrant Securities, and (B) state the price and other material terms upon which such Selling Warrant Holder wishes to dispose of such Warrant Securities and offer to sell the Offered Warrant Securities, in whole (but not in part)(the "Warrant Securities Offer") at the price and on the other material terms described in the Warrant Securities Offer Notice, first, to the Corporation and/or its designees.

         (ii) The Corporation and/or its designees may offer to accept a Warrant Securities Offer in whole (but not in part) by giving notice to the Selling Warrant Holder within thirty (30) days after the Warrant Securities Offer Date. The closing of such sale of Offered Warrant Securities shall be consummated within five (5) days after the date the Corporation's and/or its designees' offer is accepted by the Selling Warrant Holder at the principal office of the Corporation (or at such other times or places as such Selling Warrant Holder and the Corporation and/or its designees may agree).

        (iii) If the Offered Warrant Securities have not been accepted by the Corporation and/or its designees in accordance with this Section 6.1(c), the Selling Warrant Holder may dispose of the Offered Warrant Securities, to one or more Persons who each agree in writing to be bound by the terms of this Agreement, on substantially the same terms but not more favorable than those stated in the Warrant Securities Offer Notice, at any time up to one hundred (100) days after the Warrant Securities Offer Date. Thereafter, the provisions of this Section 6.1(c) will again apply.

     (d) Notice of Transfer. Prior to or promptly after any assignment, transfer or sale of the Warrants or any Warrant Shares, the Holder thereof shall give written notice to the Corporation of such Holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale and identify of the proposed transferee. Each Holder wishing to effect such a transfer of the Warrants or any Warrant Shares shall also furnish to the Corporation an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and a written opinion of such Holder's counsel, in form reasonably satisfactory to the Corporation, to the effect that the proposed transfer may be effected without registration under the Securities Act and applicable state securities laws.

     (e) Legend. Except as provided in Section 6.1(f) hereof, each Warrant Certificate and each certificate for the Warrant Shares issued to NationsBank or an Affiliate thereof or to a subsequent transferee thereof pursuant to
Section 6.1(d) shall include the legend in substantially the form set forth in Section 2.2; provided that such legend shall not be required if such transfer is being made in connection with a sale which is exempt from registration pursuant to Rule 144 under the Securities Act.

     (f) Termination of Transfer Restrictions. The restrictions set forth in Sections 6.1(b) through (e) shall terminate and cease to be effective (i) if the Warrants or any Warrant Shares issuable upon exercise therof are registered under the Securities Act and, in the case of Warrant Shares, when such Warrant Shares are sold in reliance upon Rule 144 or (ii) on such earlier date as of which the Corporation shall determine that such restrictions are no longer required under applicable securities laws (and the Corporation shall respond promptly, reasonably and in good faith to any reasonable request that the Corporation make such a determination). Whenever such restrictions shall so terminate the Holder of such Warrants and/or Warrant Shares shall be entitled to receive from the Company, without expense (other than transfer taxes and Florida documentary stamp tax, to the extent applicable), a new Warrant Certificate(s) or certificates for such Warrant Shares not bearing the legend set forth in Section 2.2 at which time the Company shall rescind any transfer restrictions relating thereto.


                                   ARTICLE 7
                             REGISTRATION RIGHTS

     NationsBank (and its permitted transferees and assignees of this Agreement) shall have and be entitled to exercise the rights of registration granted to, and shall be subject to the obligations of, "Other
Stockholders" under the Registration Rights Agreement. As a condition precedent thereto, NationsBank and each subsequent permitted transferee and assignee shall execute and deliver to the Corporation and each other party to the Registration Rights Agreement a counterpart signature page thereto.

                                   ARTICLE 8
                                 MISCELLANEOUS

     8.1 Loss or Mutilation. Upon receipt by the Corporation of (a) evidence satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of any Warrant Certificate and (b) of indemnity satisfactory to it or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, then, the Corporation shall execute and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrant Shares. Upon the issuance of any new Warrant Certificate under this Section 8.1, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection therewith including any transfer taxes and Florida documentary stamp tax. Every new Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Corporation, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement. The provisions of this Section 8.1 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of the mutilated, lost, stolen, or destroyed Warrant Certificates.

     8.2 Payment of Taxes. The Corporation shall pay any taxes and other governmental charges that may be imposed on the Corporation under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants. The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property issuable upon the exercise of the Warrants or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon exercise of the Warrants and in case of such transfer or payment, the Corporation shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Corporation's satisfaction that no such tax or charge is due.

     8.3 Notices. Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed or set by facsimile as follows:

To the Corporation:

          Vitas Healthcare Corporation
          100 South Biscayne Boulevard
          Miami, Florida 33131
          Attention:  Chief Executive Officer
          Telephone No. (305) 374-4765

To NationsBank:

          NationsBank, N.A.
          Independence Center, 15th Floor
          Charlotte, North Carolina  28255
          Attention:  Agency Services
          Telecopy:  (704) 386-9923

or such other address or telecopy number as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is sent in a manner provided herein shall have been duly given when sent.

     8.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF.

     8.5 Assignment; Successors. Subject to Section 6.1 hereof, this Agreement may be assigned by NationsBank to any Affiliate at any time upon written notice. This Agreement shall be binding upon and inure to the benefit of the Corporation and the Holders and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any person, other than the Corporation and the Holders, any right, remedy or claim under or by reason of this Agreement or any part hereof.

     8.6 Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.7 Amendments. Any provision of this Agreement or the Warrant Certificate may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Corporation and the Holders of a majority in interest of the issued or issuable Warrant Shares; provided, however, if any amendment adversely affects the Exercise Price or the number of Warrant Shares issued upon exercise of any Warrant, then the Holders of all the issued or issuable Warrant Shares must sign the document.

    8.8 Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

    8.9 Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Corporation, on the one hand, and NationsBank, on the other hand, and the Holders shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of the Holder hereunder.

    8.10 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

    8.11 No Inconsistent Agreements. Except as set forth in the Registration Rights Agreement, the Corporation has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, as of the date first above written.

                                  VITAS HEALTHCARE CORPORATION

                                  By: /s/ Hugh A. Westbrook
                                     ------------------------------------------
                                     Name: Hugh A. Westbrook
                                     Title: Chairman and Chief Executive Officer

                                  NATIONSBANK, N.A.

                                  By: /s/ Allison Freeland
                                     ------------------------------------------
                                     Name: Allison Freeland
                                     Title: Senior Vice President

                                                                     EXHIBIT A

                              WARRANT CERTIFICATE

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AGREEMENT WHICH INCLUDES A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD OR TRANSFERRED WITHOUT REGISTRATION OR COMPLIANCE WITH EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER.

     A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class of stock of the Corporation authorized to be issued, and the qualifications, limitations or restrictions of such preferences and/or rights, will be furnished to any stockholder without charge upon request to the Secretary of the Corporation.

No.1                                          Warrants to purchase an aggregate
                                              of 291,918 shares of Common Stock


                       WARRANT TO PURCHASE COMMON STOCK

     This certifies that NationsBank, N.A. or its permitted assigns, is the holder of 291,918 Warrants to purchase shares of Common Stock ("Common Stock") of Vitas Healthcare Corporation (the "Corporation"). Each Warrant initially entitles the holder thereof (the "Holder") to purchase from the Corporation one (1) share of Common Stock at the purchase price (the "Exercise Price") set forth in the Warrant Agreement (as defined below), subject to the terms and conditions hereof and of the Warrant Agreement. In order to exercise the Warrants represented by this Warrant Certificate, the registered Holder hereof must surrender this Warrant Certificate at the office of Corporation as set forth in the Warrant Agreement or to its successor.

     This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of September 1, 1997 by and between NationsBank, N.A. and the Corporation (the "Warrant Agreement"), and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Corporation and the Holder of the Warrants. The summary or the terms of the Warrant Agreement contained in this Warrant qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     Copies of the Warrant Agreement are on file at the office of the Corporation and may be obtained by writing to the Corporation requesting the same.

     The number of shares of Common Stock purchasable upon the exercise of the Warrants and the Exercise Price are subject to adjustment as provided in the Warrant Agreement.

     Subject to the requirements set forth in the Warrant Agreement and the restrictions on transfer set forth therein, this Warrant Certificate and all rights hereunder shall be transferable by the registered Holder hereof on the register of the Corporation maintained by the Corporation for such purpose at its office upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Corporation duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer the Corporation will issue and deliver to such Holder a new Warrant Certificate with respect to any portion not so transferred.

     This Warrant Certificate shall be void and all rights evidenced hereby shall cease on the Expiration Date unless otherwise provided in the Warrant Agreement.

     This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

Dated: __________, 1997

                             VITAS HEALTHCARE CORPORATION

                             By:
                                -------------------------------------------
                             Name:
                             Title: Chairman and Chief Executive Officer

                                                                      EXHIBIT B

                Notice of Intention to Exercise Warrant for Cash
                ------------------------------------------------

     The undersigned holder of the attached Warrant Certificate hereby exercises the right to exchange the attached Warrant Certificate for the number of shares of Common Stock of Vitas Healthcare Corporation shown below in accordance with the terms thereof and directs that (i) such shares be issued and delivered to the undersigned as provided by the terms of the attached Warrant Certificate, and (ii) a certificate representing the number of shares covered by the attached Warrant Certificate which shall thereafter remain unexercised, if any, also be delivered to the undersigned. This notice is accompanied by the Aggregate Purchase price shown below.

     1.   Number of shares as to which exercised:
                                                  -----------------------------
                                       AND

     2.   Aggregate Purchase Price:
                                    -------------------------------------------


                                    -------------------------------------------
                                      (Signature of Holder)

                                                                  EXHIBIT C

           Notice of Intention to Exercise Warrant by Conversion


    The undersigned holder of the attached Warrant Certificate hereby irrevocably elects to exercise the right, represented by the attached Warrant Certificate, to convert Warrants represented thereby into ____ shares of Common Stock of Vitas Healthcare Corporation and directs that (i) such shares be issued and delivered to the undersigned as provided by the terms of the attached Warrant Certificate, and (ii) a certificate representing the number of shares covered by the attached Warrant Certificate which shall thereafter remain unexercised, if any, also be delivered to the undersigned.


                                              ---------------------------------
                                              (Signature of Holder)

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, as of the date first above written.

                                    VITAS HEALTHCARE CORPORATION

                                    By: /s/ Hugh A. Westbrook
                                        ------------------------
                                    Name:
                                    Title: Chairman and Chief Executive Officer

                                    NATIONSBANK, N.A.

                                    By:
                                       -------------------------
                                    Name:
                                    Title: Senior Vice President